                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                       October 29, 1997 (October 15, 1997)




                        Harte-Hanks Communications, Inc.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                   1-7120                74-1677284
     --------------            ------------         -------------------
    (State or Other            (Commission            (IRS Employer
    Jurisdiction of            File Number)         Identification No.)
    Incorporation)



                200 Concord Plaza Drive, San Antonio, Texas 78216
                --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (210) 829-9000
                                                           ---------------

ITEM 5.       OTHER EVENTS.

On October 15, 1997, the Registrant released the press release attached hereto as Exhibit 99.1, which press release is incorporated in its entirety herein by reference. See "Index to Exhibits."

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements of Business Acquired       Not applicable
(b)           Pro Forma Financial Information

The following unaudited pro forma condensed consolidated statements are filed with this report:

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997.....Page F-1
Pro Forma Condensed Consolidated Statement of Operations:
              Year Ended December 31, 1996.............................Page F-2
              Six Months Ended June 30, 1997...........................Page F-3


On October 15, 1997 Harte-Hanks Communications (the Company) completed the previously announced sale of its newspaper and television operations to E.W. Scripps Company for approximately $790 million (the Transaction).

The pro forma condensed consolidated balance sheet as of June 30, 1997 reflects the financial position of the Company after giving effect to the disposition of the assets and liabilities of the Company's newspaper (HHN) and television
(HTV) operations and assumes the disposition took place as of June 30, 1997. The pro forma condensed consolidated statements of operations assume the disposition occurred on January 1, 1996 and are based upon the operations of the Company for the year ended December 31, 1996 and the six months ended June 30, 1997.

The unaudited pro forma condensed consolidated statements of operations have been prepared by the Company based upon assumptions deemed proper by it. The pro forma adjustments to the statements of operations represented primarily the use of the Transaction net proceeds to retire the outstanding debt at January 1, 1996, the investment (interest) income earned on the remaining net proceeds for the periods presented, and the elimination of related interest expense and banking fees. The unaudited pro forma condensed consolidated financial statements presented are for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company had such transactions occurred at the dates indicated for the periods presented.

The unaudited pro forma condensed consolidated financial statements presented should be read in conjunction with the historical financial statements and the related notes of the Company.

                                    Page F-1

               HARTE-HANKS COMMUNICATIONS, INC. AND SUBSIDIARIES
       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1997
                                  (UNAUDITED)
                             (Dollars in thousands)

===============================================================================

                                                                                Adjustments
                                                                       ------------------------------
                                                           (1)             (3)
                                                       Historical       HHN + HTV          Other           Pro Forma
                                                       -----------     -----------      ------------      -----------
ASSETS
Current assets
    Cash                                               $    14,156     $     2,283      $    572,351 (4)  $   584,224
    Accounts receivable, net                                99,394          18,468                             80,926
    Inventory                                               12,175           4,224                              7,951
    Prepaid expense                                          8,492             866                              7,626
    Current deferred income tax benefit                      6,981             998                              5,983
    Other current assets                                     7,075           1,783                              5,292
                                                       -----------     -----------      ------------      -----------
          Total current assets                             148,273          28,622           572,351          692,002

Property, plant and equipment, net                         118,022          40,564                             77,458
Goodwill, net                                              318,783         174,043                            144,740
Other assets                                                 5,272           1,959            (1,589)(5)        1,724
                                                       -----------     -----------      ------------      -----------
          Total assets                                 $   590,350     $   245,188      $    570,762     $    915,924
                                                       ===========     ===========      ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Accounts payable                                   $    39,969     $     2,828                       $     37,141
    Accrued payroll and related expenses                    17,931           3,932                             13,999
    Customer deposits and unearned revenue                  17,317           3,703                             13,614
    Income taxes payable                                     7,147                           271,050 (7)      278,197
    Other current liabilities                                9,702           2,798                              6,904
                                                       -----------     -----------      ------------      -----------
          Total current liabilities                         92,066          13,261           271,050          349,855

Long term debt                                             192,400                          (192,400)(5)            -
Long term deferred tax liabilities (2)                      12,480           8,059             2,292 (7)        6,713
Other long term liabilities                                 13,058           1,071            (6,066)(6)        5,921
                                                       -----------     -----------      ------------      -----------
          Total liabilities                                310,004          22,391            74,876          362,489
Total stockholders' equity                                 280,346         222,797           495,886          553,435
                                                       -----------     -----------      ------------      -----------
          Total liabilities and stockholders' equity   $   590,350     $   245,188      $    570,762     $    915,924
                                                       ===========     ===========      ============     ============

NOTES TO PRO FORMA BALANCE SHEET:

(1) Net assets of discontinued newspaper and television operations were reported in total on one line at June 30, 1997. These amounts (detailed below) have been added back to their respective categories above for presentation purposes:

    Property, plant and equipment, net            $     40,564
    Goodwill and other intangibles, net                174,043
    Other assets                                         1,959
    Long term deferred income tax liabilities            8,059
    Other long term liabilities                          1,071
                                                  ------------
          Net assets of discontinued operations   $    207,436
                                                  ============

(2) "Long term deferred tax liabilities" were previously reported with "Other long term liabilities" at June 30, 1997.

(3) To eliminate the assets and liabilities of the Company's newspaper (HHN) and television (HTV) included in the balance sheet as of June 30, 1997.

(4) To reflect the $789.9 million proceeds from the sale of HHN and HTV less the $25.1 million transaction costs paid arising directly from the sale of HHN and HTV, less the $192.4 million extinguishment of debt by the Company. Transaction costs arising from the sale include legal fees, accounting and auditing fees, stay bonuses, stock option buyouts and other miscellaneous transaction costs.

(5) To reflect the extinguishment of debt and related write-off of unamortized financing costs remaining at June 30, 1997.

(6) To reflect the $4.4 million pension curtailment gain and $1.6 million stock option liability reduction related to the transaction.

(7) To reflect the current income tax and the long term deferred income tax liabilities related to the sale transaction.


===============================================================================

                                    Page F-2

                HARTE-HANKS COMMUNICATIONS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)
                 (Dollars in thousands except per share amounts)

===============================================================================

                                                                               Adjustments
                                                                      ---------------------------------
                                                                         (1)
                                                         Historical   HHN + HTV      Other        Pro Forma
                                                         ----------   ---------    ---------      ---------
Revenues                                                 $ 665,873    $ 150,413    $      --      $ 515,460
                                                         ---------    ---------    ---------      ---------
Operating Expenses
      Payroll                                              237,260       49,495                     187,765
      Production and distribution                          240,033       35,304                     204,729
      Advertising, selling, general and administrative      59,655       16,023                      43,632
      Depreciation                                          18,750        4,971                      13,779
      Goodwill amortization                                 10,044        6,386                       3,658
      Merger costs                                          12,136           --                      12,136
                                                         ---------    ---------    ---------      ---------
                                                           577,878      112,179           --        465,699
                                                         ---------    ---------    ---------      ---------
Operating income                                            87,995       38,234           --         49,761
                                                         ---------    ---------    ---------      ---------
Other expenses (income)
      Interest expense                                      13,484        6,138       (7,133)(2)        213
      Interest income                                       (1,359)        (642)      (9,687)(3)    (10,404)
      Other, net                                               513          118         (344)(2)         51
                                                         ---------    ---------    ---------      ---------
                                                            12,638        5,614      (17,164)       (10,140)
                                                         ---------    ---------    ---------      ---------
Income before income taxes                                  75,357       32,620       17,164         59,901
Income tax expense                                          34,736       15,083        2,826 (4)     22,479
                                                         ---------    ---------    ---------      ---------
Net income                                               $  40,621    $  17,537    $  14,338      $  37,422
                                                         =========    =========    =========      =========

Earnings per common share - primary
      Net income                                         $    1.05    $    0.45                   $    0.98
                                                         ---------    ---------                   ---------
      Weighted average common and common
            equivalent shares outstanding                   38,577       38,577         (336)(5)     38,241
                                                         =========    =========                   =========

Earnings per share - fully diluted
      Net income                                         $    1.05    $    0.45                   $    0.98
                                                         ---------    ---------                   ---------
      Weighted average common and common
            equivalent shares outstanding                   38,654       38,654         (351)(5)     38,303
                                                         =========    =========                    ========

NOTES TO PRO FORMA STATEMENT OF OPERATIONS:

   (1) To eliminate profit and loss of HHN and HTV for the entire period.

   (2) To reflect the elimination of interest expense and unamortized financing costs related to the debt extinguished as a result of the transaction.

   (3) To reflect the tax-free investment income for the period considering net proceeds of the transaction were adjusted by the extinguishment of debt at January 1, 1996, the cash balance at January 1, 1996 and the net cash flows from continuing operations for the period.

   (4) To reflect the income taxes associated with the elimination of interest expense and unamortized financing costs as a result of the transaction.

   (5) To reflect the purchase of shares resulting from the stock option buy-out related to the transaction.

===============================================================================

                                    Page F-3

                HARTE-HANKS COMMUNICATIONS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997
                                   (UNAUDITED)
           (Dollars and shares in thousands except per share amounts)

===============================================================================

                                                                           Adjustments
                                                                      ----------------------
                                                                         (1)
                                                         Historical   HHN + HTV      Other       Pro Forma
                                                        -----------   ---------    ---------     ---------

Revenues                                                 $ 365,418    $  76,030    $      --     $ 289,388
                                                         ---------    ---------    ---------     ---------
Operating Expenses
      Payroll                                              135,521       25,700                    109,821
      Production and distribution                          125,507       16,097                    109,410
      Advertising, selling, general and administrative      35,729        8,076                     27,653
      Depreciation                                          10,566        2,525                      8,041
      Goodwill amortization                                  5,397        3,192                      2,205
                                                         ---------    ---------    ---------     ---------
                                                           312,720       55,590           --       257,130
                                                         ---------    ---------    ---------     ---------
Operating income                                            52,698       20,440           --        32,258
                                                         ---------    ---------    ---------     ---------
Other expenses (income)
      Interest expense                                       6,491        2,726       (3,698)(2)        67
      Interest income                                          (86)         (36)      (4,785)(3)    (4,835)
      Other, net                                              (296)          25         (172)(2)      (493)
                                                         ---------    ---------    ---------     ---------
                                                             6,109        2,715       (8,655)       (5,261)
                                                         ---------    ---------    ---------     ---------
Income before income taxes                                  46,589       17,725        8,655        37,519
Income tax expense                                          20,227        7,971        1,463 (4)    13,719
                                                         ---------    ---------    ---------     ---------
Net income                                               $  26,362    $   9,754    $   7,192     $  23,800
                                                         =========    =========    =========     =========

Earnings per common share - primary
      Net income                                         $    0.68    $    0.25                  $    0.62
                                                         ---------    ---------                  ---------
      Weighted average common and common
            equivalent shares outstanding                   38,782       38,782         (371)(5)    38,411
                                                         =========    =========                  =========

Earnings per share - fully diluted
      Net income                                         $    0.68    $    0.25                  $    0.62
                                                         ---------    ---------                  ---------
      Weighted average common and common
            equivalent shares outstanding                   38,824       38,824         (379)(5)    38,445
                                                         =========    =========                  =========

NOTES TO PRO FORMA STATEMENT OF OPERATIONS:

   (1) To eliminate profit and loss of HHN and HTV for the entire period.

   (2) To reflect the elimination of interest expense and unamortized financing costs related to the debt extinguished as a result of the transaction.

   (3) To reflect the tax-free investment income for the period considering net proceeds of the transaction were adjusted by the extinguishment of debt at January 1, 1996, the cash balance at January 1, 1996 and the net cash flows from continuing operations for the period.

   (4) To reflect the income taxes associated with the elimination of interest expense and unamortized financing costs as a result of the transaction.

   (5) To reflect the purchase of shares resulting from the stock option buy-out related to the transaction.

===============================================================================

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  October 29, 1997

                                   HARTE-HANKS COMMUNICATIONS, INC.

                                   By:            /s/    Jacques D. Kerrest
                                            ----------------------------------
                                   Name:    Jacques D. Kerrest,
                                            Senior Vice President,
                                            Finance and Chief Financial and
                                            Accounting Officer

                               INDEX TO EXHIBITS


                                                           Sequentially
        Description of Exhibit                            Numbered Page

99.1     Press Release dated October 15, 1997                   --